Exhibit 23.4

                CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-1 of our report dated April 6, 1999, relating to the consolidated financial statements of Grant Geophysical, Inc., which appear in such Amendment. We also consent to the reference to us under the heading "Experts" in such Amendment.




                                            /S/PRICEWATERHOUSECOOPERS LLP
                                          ---------------------------------
                                               PricewaterhouseCoopers LLP

Houston, Texas
Janaury 7, 2000